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AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

                                             CERTIFICATE OF CORRECTION
                                             TO ARTICLES SUPPLEMENTARY

         AMERICAN  CENTURY  STRATEGIC ASSET  ALLOCATIONS,  INC., a Maryland  corporation  whose principal  Maryland office is located  in  Baltimore,  Maryland  (the  "Corporation"),  hereby  certifies  to the State  Department  of
Assessments and Taxation of Maryland that:

         1.  This  Certificate  of  Correction  is filed to  correct  a  typographical  error in the  Corporation's
Articles Supplementary.

         2.   Said Articles Supplementary were filed by the Corporation on December 14, 2005.

         3.   Article NINTH requiring correction as previously filed is as follows:

         NINTH:  Pursuant to authority  expressly  vested in the Board of  Directors  by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation,  the Board of  Directors of the  Corporation  (a) has duly  established classes  of  shares  (each  hereinafter  referred  to as a  "Class")  for the  Series of the  capital  stock of the
Corporation  and (b) has  allocated the shares  designated to the Series in Article  EIGHTH above among the Classes of  shares.  As a result of the  action  taken by the Board of  Directors,  the  Classes  of shares of the four (4)
Series of stock of the Corporation and the number of shares and aggregate par value of each is as follows:



                                                                         Number of Shares
                                                                             Allocated            Aggregate
                    Series Name                          Class Name                               Par Value
Strategic Allocation: Conservative Fund               Investor                  350,000,000            $3,500,000
                                                      Institutional             150,000,000             1,500,000
                                                      A                          25,000,000               250,000
                                                      B                          25,000,000               250,000
                                                      C                          25,000,000               250,000
                                                      R                          25,000,000               250,000
                                                      Advisor                   200,000,000             2,000,000

Strategic Allocation: Moderate Fund                   Investor                  500,000,000            $5,000,000
                                                      Institutional             350,000,000            31,500,000
                                                      Advisor                   250,000,000             2,500,000
                                                      A                         100,000,000             1,000,000
                                                      B                          50,000,000               500,000
                                                      C                          50,000,000               500,000
                                                      R                          50,000,000              5050,000

Strategic Allocation: Aggressive Fund                 Investor                  350,000,000            $3,500,000
                                                      Institutional             150,000,000             1,500,000
                                                      Advisor                   200,000,000             2,000,000
                                                      A                          25,000,000               250,000
                                                      B                          25,000,000               250,000
                                                      C                          25,000,000               250,000
                                                      R                          25,000,000               250,000

Newton Fund                                           Investor                   50,000,000              $500,000

4.         The above  Article  NINTH is hereby  amended by deleting the text thereof in its entirety and  inserting in lieu therefor the following:

         NINTH:  Pursuant to authority  expressly  vested in the Board of  Directors  by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation,  the Board of  Directors of the  Corporation  (a) has duly  established classes  of  shares  (each  hereinafter  referred  to as a  "Class")  for the  Series of the  capital  stock of the
Corporation  and (b) has  allocated the shares  designated to the Series in Article  EIGHTH above among the Classes of  shares.  As a result of the  action  taken by the Board of  Directors,  the  Classes  of shares of the four (4)
Series of stock of the Corporation and the number of shares and aggregate par value of each is as follows:


                                                                         Number of Shares
                                                                             Allocated            Aggregate
                    Series Name                          Class Name                               Par Value

Strategic Allocation: Conservative Fund               Investor                  350,000,000            $3,500,000
                                                      Institutional             150,000,000             1,500,000
                                                      A                          25,000,000               250,000
                                                      B                          25,000,000               250,000
                                                      C                          25,000,000               250,000
                                                      R                          25,000,000               250,000
                                                      Advisor                   200,000,000             2,000,000

Strategic Allocation: Moderate Fund                   Investor                  500,000,000            $5,000,000
                                                      Institutional             350,000,000             3,500,000
                                                      Advisor                   250,000,000             2,500,000
                                                      A                         100,000,000             1,000,000
                                                      B                          50,000,000               500,000
                                                      C                          50,000,000               500,000
                                                      R                          50,000,000               500,000

Strategic Allocation: Aggressive Fund                 Investor                  350,000,000            $3,500,000
                                                      Institutional             150,000,000             1,500,000
                                                      Advisor                   200,000,000             2,000,000
                                                      A                          25,000,000               250,000
                                                      B                          25,000,000               250,000
                                                      C                          25,000,000               250,000
                                                      R                          25,000,000               250,000

Newton Fund                                           Investor                   50,000,000              $500,000



         IN WITNESS WHEREOF, AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC. has caused this Certificate of Correction to the Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Senior Vice
President and attested to by its Assistant Secretary on this 21 day of August, 2007.

                                                     AMERICAN CENTURY STRATEGIC ASSET
                                                       ALLOCATIONS, INC.

ATTEST:

/s/ Otis H. Cowan                           /s/ Charles A. Etherington
Name:  Otis H. Cowan                               Name:   Charles A. Etherington
Title:   Assistant Secretary                       Title:      Senior Vice President

         THE  UNDERSIGNED  Senior Vice  President  of AMERICAN  CENTURY  STRATEGIC  ASSET  ALLOCATIONS,  INC.,  who
executed on behalf of said  Corporation the foregoing  Certificate of Correction to the Articles  Supplementary  to
the Charter,  of which this certificate is made a part, hereby  acknowledges,  in the name of and on behalf of said
Corporation,  the  foregoing  Certificate  of  Correction  to the Articles  Supplementary  to the Charter to be the
corporate act of said  Corporation,  and further  certifies  that, to the best of his  knowledge,  information  and belief,  the matters and facts set forth  therein  with  respect to the  approval  thereof are true in all material respects under the penalties of perjury.


Dated:  August 21, 2007                              /s/ Charles A. Etherington
Charles A. Etherington

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